Litigation And Claims	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Litigation And Claims

4.     LITIGATION AND CLAIMS

As previously reported, in October 2010, the Company received a letter from an attorney representing Dolores M. Maloof and James E. Funderburke, two stockholders of the Company (together, the “Claimants”), asserting, among other things, that an August 2005 Warrant Agreement entered into by the Company and the Claimants (the “2005 Agreement”) had been modified by a subsequent agreement. While the Company disputed the Claimants’ assertion that an agreement modifying the 2005 Agreement had been reached, the Company determined to negotiate with the Claimants with the goal of terminating the 2005 Agreement and the rights granted thereunder to the Claimants. The 2005 Agreement, among other terms, provided for the Company to pay to the Claimants 7.5% of all net proceeds from any license or sale of the Company’s cervical cancer detection technology, without limitation.

Upon completion of negotiations with the Claimants, the Company entered into an Agreement and Release, on August 30, 2011 (the “Agreement”), by which the Claimants agreed to terminate all of their rights under the 2005 Agreement and release all claims. Accordingly, under the Agreement, the 2005 Agreement and all rights of the Claimants thereunder, including the right to receive 7.5% of proceeds from the sale or license of the Company’s cervical cancer technology, were canceled. In exchange, the Company agreed to issue warrants to the Claimants to purchase an aggregate of 2.6 million shares of the Company’s common stock at an exercise price of $0.01 per share (the “Warrants”), to pay certain royalties related to the sale of disposables in conjunction with the Company’s cervical cancer detection technology and to make certain additional payments related to non-ordinary course asset sales or a sale of the Company by merger, with such royalties and related payments subject to certain “caps” limiting their amounts.

The Warrants were issued in September 2011, are immediately exercisable and will expire on March 1, 2013. The shares underlying the Warrants are subject to a Registration Rights Agreement, dated August 30, 2011 (the “Registration Rights Agreement”), which obligates the Company, within 60 days, to register the shares issuable upon exercise of the Warrants for resale by the Claimants under the Securities Act of 1933, as amended. The royalties payable pursuant to the Agreement to the Claimants consist of a 2% royalty on gross revenues generated from the sale of disposables (only) used in conjunction with the Company’s cervical cancer detection technology. The cumulative royalty payable is capped at $7.2 million, and may not, together with the additional payments due in conjunction with certain non-ordinary course disposition of assets or a merger of the Company, exceed $12 million. The royalties are payable until the earlier of the sale of the Company by merger and the sale or exclusive license of all or substantially all of the Company’s cervical cancer detection technology. The Agreement further provides that, in the event of one or more non-ordinary course asset sales by the Company, or a sale of the Company by merger, the Claimants will be entitled to an aggregate of 3% of the proceeds therefrom (net of any direct and customary transaction expenses), provided that the aggregate payment due under this provision is capped at the lesser of $9.5 million and the amount by which $12.0 million exceeds the cumulative amount of all payments previously paid to the Claimants in royalties or by reason of prior non-ordinary course asset sales.

As of September 30, 2011, the Company had issued the 2.6 million warrants and recorded approximately $2.3 million of warrant expenses relating to the settlement. These warrants are included in other current liabilities on the balance sheet.

 Financial Instruments

As required by ASC 820-10, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. At September 30, 2011, the fair value of our liabilities that were accounted for at fair value on a recurring basis was approximately $2,250,215.

Fair Value Measurements

ASC 820-10 classifies the inputs used to measure fair value into the following hierarchy:

Level	1 – Unadjusted Hquoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level	2 - Quoted prices iHn markets that are not active, or inputs which are observable, either directly or indirectly, for substantially the full term of the assets or liabilities; and

Level	3 - Prices or valuaHtion techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported by little or no market activity).

The fair value of the liabilities for net cash warrants were determined on the issuance date, based upon the average of the bid and ask price of the common stock on the OTCQB quotation system on that date. These liabilities were determined to be Level 2 items.

In addition, from time to time, the Company may be involved in various other legal proceedings and claims arising in the ordinary course of business. Management believes that the disposition of these additional matters which may occur, individually or in the aggregate, is not expected to have a material adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the future results of operations or cash flows in a particular period.